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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------

                                    FORM 8-K

                                    --------


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 5, 2002


                        ALLBRITTON COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)






       Delaware              Commission file number:         74-180-3105
    (State or other                 333-02302               (I.R.S. employer
     jurisdiction of                                         identification no.)
     incorporation or
     organization)


                          808 Seventeenth Street, N.W.
                                    Suite 300
                           Washington, D.C. 20006-3910
                    (Address of principal executive offices)


Registrant's telephone number, including area code: 202-789-2130



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Item 5.  Other Events and Regulation FD Disclosure

On March 6, 2002, Allbritton Communications Company (the Company) announced that it has agreed to acquire substantially all of the assets of ALLNEWSCO, Inc. (Allnewsco) in exchange for $20,000,000 in cash and the cancellation of a $20,000,000 note receivable from Allnewsco.

Allnewsco, incorporated in 1989, provides 24-hour per day basic cable television programming consisting of news and information programming with the primary focus on regional and local news for the Washington, D.C. metropolitan area. Allnewsco has been controlled since its inception by Perpetual Corporation which also controls the Company.

Consummation of this transaction will coincide with the integration of Allnewsco's operations with those of WJLA, the Company's ABC affiliate in the Washington, D.C. market, in a new studio and office facility. The combination of these two operations will allow for certain operational efficiencies, primarily in the areas of newsgathering, administration, finance, operations, promotions and human resources. The creation of the first newsgathering duopoly in the Nation's Capital is expected to be immediately accretive to the Company's operating cash flow (defined as operating income plus depreciation and amortization).

The Company anticipates that this transaction will be consummated during the fourth quarter of Fiscal 2002. This acquisition is permitted under the Company's various debt agreements.

The statements regarding the acquisition of assets of Allnewsco and the effects of the acquisition on the Company contained in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current assumptions and forecasts by the Company's management. The factors that could cause actual results to differ materially include the ability of the Company to realize the expected operational efficiencies and accretion to operating cash flow. Additional information on risks and uncertainties appears in the Company's filings with the U.S. Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended September 30, 2001 and the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001.



Item 7.  Financial Statements and Exhibits

c.  Exhibits

    See Exhibit Index on page 3.


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


                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALLBRITTON COMMUNICATIONS COMPANY

                                                           (Registrant)






       March 6, 2002                           /s/ Stephen P. Gibson
----------------------------                -----------------------------------
             Date                           Name: Stephen P. Gibson
                                            Title: Senior Vice President
                                                   and Chief Financial Officer





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


                                  EXHIBIT INDEX


Exhibit No.                  Description of Exhibit                     Page No.
-----------                  ----------------------                     --------

   2.1          Asset  Purchase Agreement between  ALLNEWSCO, Inc.
                and Allbritton Communications Company, dated as of March 5, 2002.

  99.1 Allbritton Communications Company press release dated March 6, 2002.





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